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                                                                   EXHIBIT 99.10

                           IMPORTANT TAX INFORMATION

                  Under United States federal income tax law, the sale of rights may be subject to backup withholding and information reporting. Each rights holder who sells rights through the Subscription Agent is required to provide the Subscription Agent (as our agent) with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If such rights holder is an individual, the TIN is his or her social security number. If the Subscription Agent is not provided with a correct TIN, then the rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). THE FOLLOWING DISCUSSION APPLIES ONLY TO RIGHTS HOLDERS WHO SELL THEIR RIGHTS THROUGH THE SUBSCRIPTION AGENT.

                  Exempt rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign persons, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Subscription Agent. In order for a foreign individual to qualify as an exempt recipient, that rights holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

                  If backup withholding applies, our Subscription Agent will be required to withhold 30% of any "reportable payments" made to the rights holder. "Reportable payments" generally include the proceeds of a taxable sale. Backup withholding is not an additional tax. Rather, the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

                  Use Substitute Form W-9 to give your correct TIN to the payer (the person requesting your TIN) and, when applicable, (1) to certify that the TIN you are using is correct (or that you are waiting for a TIN to be issued),
(2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. To prevent backup withholding, a rights holder is required to notify the Subscription Agent of such holder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN). Each rights holder must sign and date the Substitute Form W-9 in the space indicated.

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT?

         Each rights holder is required to give the Subscription Agent such holder's Social Security Number or Employer Identification Number of the record owner of the rights. If the rights are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report. If the rights holder has not been issued a TIN


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and has applied for a number or intends to apply for a number in the near future, the rights holder should check the box in Part 1(b), sign and date the Substitute Form W-9, and sign the attached "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 1(b) is checked, the Subscription Agent will withhold at a rate equal to 30% on "reportable payments" made to the rights holder, but such withholdings will be refunded if such holder provides a TIN within 60 days.



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--------------------------------------------------------------------------------
                   PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.
--------------------------------------------------------------------------------

SUBSTITUTE               Name
FORM W-9                     --------------------------------------------------
                         Address
                                -----------------------------------------------
                                           (Number and Street)

                                -----------------------------------------------
DEPARTMENT OF THE               (State)              (City)          (Zip code)
TREASURY INTERNAL       --------------------------------------------------------
REVENUE SERVICE         PART 1(A) - PLEASE    TIN ___________________________
                        PROVIDE YOUR TIN IN        __________________________
                        THE BOX AT RIGHT AND        (Social Security Number or
                        CERTIFY BY SIGNING       Employer Identification Number
PAYER'S REQUEST FOR     AND DATING BELOW.
TAXPAYER'S              --------------------------------------------------------
IDENTIFICATION          PART 1(B) - PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE
NUMBER (TIN)            APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN. [ ]
                        --------------------------------------------------------
                        PART 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                        PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS).
                        --------------------------------------------------------
                        PART 3- CERTIFICATION- UNDER PENALTIES OF PERJURY, I
                        CERTIFY THAT (X) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)
                        I have not been notified by the Internal Revenue Service
                        (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (Z) I am a U.S.
                        person (including a U.S. resident alien).

        SIGN HERE --    SIGNATURE                                  DATE
                                 ---------------------------------     -------
--------------------------------------------------------------------------------

        CERTIFICATION INSTRUCTIONS - You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y).

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, backup withholding at the rate of 30% will be withheld on all reportable payments made to me.

-------------------------------------------------------   ----------------------
                      Signature                                   Date

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE EQUAL TO 30% ON ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------------------------------------
                                 GIVE THE                                                     GIVE THE EMPLOYER
                                 SOCIAL SECURITY                                              IDENTIFICATION
    FOR THIS TYPE OF ACCOUNT:    NUMBER OF -                  FOR THIS TYPE OF ACCOUNT:       NUMBER OF -
--------------------------------------------------------------------------------------------------------------------------

1.  An individual's account      The individual               8.  Sole proprietorship         The owner(4)
                                                                  account

2.  Two or more individuals      The actual owner of          9.  A valid trust, estate, or   Legal entity (do not
    (joint account)              the amount or, if                pension trust               furnish the identifying
                                 combined funds, the                                          number of the personal
                                 first individual on                                          representative or trustee
                                 the account(1)                                               unless the legal entity
                                                                                              itself is not designated in
                                                                                              the account title.)(5)
3   Husband and wife             The actual owner of the
    (joint account)              account or, if joint
                                 funds, either person(1)

4.  Custodian account of a       The minor(2)                 10. Corporate account           The corporation
    minor (Uniform Gift to
    Minors Act)

5.  Adult and minor (joint       The adult or, if the         11. Religious, charitable, or   The organization
    account)                     minor is the only                educational organization
                                 contributor, the minor(1)        account

6.  Account in the name of       The ward, minor, or          12. Partnership account         The partnership
    guardian or committee for    incompetent person(3)            held in the name of
    a designated ward, minor,                                     the business
    or incompetent person.
                                                              13. Association, club, or       The organization
7.  a. The usual revocable       The grantor trustee(1)           other tax-exempt
       savings trust account                                      organization
       (grantor is also
       trustee)
                                                              14. A broker or registered      The broker or nominee
    b. So-called trust account   The actual owner(1)              nominee
       that is not a legal or
       valid trust under State
       law
                                                              15. Account with the            The public entity
                                                                  Department of Agriculture
                                                                  in the name of a public
                                                                  entity (such as a State
                                                                  or local government,
                                                                  school district, or
                                                                  prison) that receives
                                                                  agricultural program
                                                                  payments
--------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. You may also enter your business name. You may use either your social security number or employer identification number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


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             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
   o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an IRA, or a custodial account under section 403(b)(7) of the Code.
   o  The United States or any agency or instrumentality thereof.
   o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
   o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   o  An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

   o  A corporation.
   o  A financial institution.
   o A dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.
   o  A real estate investment trust.
   o  A common trust fund operated by a bank under section 584(a) of the Code.
   o An entity registered at all times under the Investment Company Act of 1940.
   o  A foreign central bank of issue.

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
   o Payments to nonresident aliens subject to withholding under section 1441 of the Code.
   o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
   o Payments of patronage dividends where the amount received is not paid in money.
   o  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
   o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

   o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

   o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

   o  Payments on tax-free covenant bonds under section 1451 of the Code.

   o Payments made by certain foreign organizations. Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

IF YOU ARE AN EXEMPT PAYEE, FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE.

   Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.